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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                   F O R M T-1

   STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF
               1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            -------------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2)____.

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

ORGANIZED UNDER THE LAWS OF                                          74-0800980
THE UNITED STATES OF AMERICA                                   (I.R.S. employer
(State of incorporation                                      identification no.)
if not a National Bank)

712 MAIN STREET
HOUSTON, TEXAS                                                            77002
(Address of principal executive offices)                              (Zip Code)

LEE BOOCKER
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN STREET, 26TH FLOOR
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)

                   ------------------------------------------




                              I2 TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)




DELAWARE                                                            75-2294945
(State or other jurisdictions of                              (I.R.S. employer
incorporation or organization)
identification nos.)


ONE I2 PLACE
11701 LUNA ROAD
IRVING, TEXAS                                                             75234
(Address of obligor's principal executive offices)                    (Zip Code)


          $ 350,000,000 5 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2006
                       (Title of the indenture securities)


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ITEM 1.           GENERAL INFORMATION.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

                  (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
                      AUTHORITY TO WHICH IT IS SUBJECT.

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
                     NAME                                                           ADDRESS
                     ----                                                           -------
                  Comptroller of the Currency                                   Washington, D.C.
                  Board of Governors of the Federal Reserve System              Washington, D.C.
                  Federal Deposit Insurance Corporation                         Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust
                      powers.

                  Yes, the trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. (SEE NOTE ON PAGE 3)

                  The obligor is not an affiliate of the trustee.

ITEM 16. LIST OF EXHIBITS.

                  LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
                  ELIGIBILITY:

                  Exhibit 1. A copy of the Articles of Association of the Trustee as now in effect.

                  Exhibit 2. A copy of the certificate of authority of the Trustee to commence business.

                  Exhibit 3. A copy of the authorization of the Trustee to exercise corporate trust powers.

                  Exhibit 4.        A copy of the existing bylaws of the
                                    Trustee.

                  Exhibit 5.        Not Applicable.

                  Exhibit 6. The consents of the United States institutional trustees required by Section 321(b) of the Trust Indenture Act of 1939.

                  Exhibit 7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  Exhibit 8.        Not Applicable.

                  Exhibit 9.        Not Applicable.

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                       NOTE REGARDING INCORPORATED EXHIBIT

The exhibits incorporated herein by reference, except for Exhibit 6.

                  Exhibit 1.        Incorporated by reference to exhibit bearing
                            the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-93011.

                  Exhibit 2         Incorporated by reference to exhibit bearing
                            the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-93011.

                  Exhibit 3.        Incorporated by reference to exhibit bearing
                            the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-93011.

                  Exhibit 4.        Incorporated by reference to exhibit bearing
                            the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-93011.

                  Exhibit 6.        Incorporated herewith.

                  Exhibit 7.        Incorporated by reference to exhibit bearing
                            the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-93011.

NOTE: THE ANSWER TO ITEM 2 IS BASED IN PART ON INFORMATION PROVIDED OR CONFIRMED BY THE OBLIGOR. THE ACCURACY AND COMPLETENESS OF SUCH INFORMATION IS HEREBY DISCLAIMED BY THE TRUSTEE.

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                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Bank of Texas, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 29th day of February 2000.


                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                              By: /s/ John G. Jones
                                  ----------------------------------
                              Name:  John G. Jones
                              Title: Vice President



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                                    EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an Indenture between i2 Technologies, Inc., a Delaware corporation (the "Company") and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Company's Convertible Subordinated Notes.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                              By: /s/ John G. Jones
                                  -------------------------------------
                              Name: John G. Jones
                              Title: Vice President
                              Date: February 29, 2000